UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2007
Date of Report (Date of earliest event reported)

RUBY CREEK RESOURCES INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-52354	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 600, 890 West Pender Street Vancouver, British Columbia, Canada	V6C 1K4
(Address of principal executive offices)	(Zip Code)

(604) 633-9768
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02      Departure of Directors or Principal Officers; Appointment of Principal Officers

Effective on March 16, 2007, the Board of Directors (the "Board") of Ruby Creek Resources Inc. (the "Company") accepted the resignation of Sean C. McGrath as a director of the Company. As a consequence of the Board's acceptance of Mr. McGrath's resignation, the present Board of the Company is now comprised of each of Messrs. Brian Roberts, Ian Foreman and Wayne Waters.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RUBY CREEK RESOURCES INC.
DATE: March 21, 2007	By: /s/ Brian Roberts ___________________________________ Brian Roberts President, Chief Executive Officer, Principal Executive Officer and a director

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